Income Taxes	12 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes
16. INCOME TAXES
The Company’s operations are substantially all domestic. The components of income tax expense (benefit) consisted of the following (in thousands):

	Years Ended September 30,
	2020	2019	2018
Current:
Federal	$(55)	$(62)	$(41)
State and local	1,887	1,428	1,054

Total current	1,832	1,366	1,013
Deferred:
Federal	(7,408)	(3,128)	(25,534)
State and local	(2,702)	(2,193)	1,409

Total deferred	(10,110)	(5,321)	(24,125)

Income tax benefit	$(8,278)	$(3,955)	$(23,112)

The effective income tax rate was different from the statutory U.S. federal income tax rate of 21.0%, 21.0% and 21.0% for the years ended September 30, 2020, 2019 and 2018, respectively, due to the following (in thousands):

	2020	Rate	2019	Rate	2018	Rate
Income tax benefit / federal statutory rate	$(27,407)	21.0%	$(5,072)	21.0%	$(3,437)	21.0%
State and local taxes — net of federal benefit	(960)	0.6	(667)	2.8	275	(1.7)
Increase in valuation allowance	280	(0.2)	20	(0.1)	140	(0.9)
Increase in valuation allowance — impact of U.S. tax reform	—	—	—	—	902	(5.5)
Stock-based compensation	19,344	(14.8)	685	(2.8)	558	(3.4)
State tax law change		—	—	—	1,453	(8.9)
Deferred impact of U.S. tax reform rate change	—	—	—	—	(23,409)	143.0
Non-deductible transaction costs	411	(0.3)	407	(1.7)	—	—
Executive compensation	235	(0.2)	—	—	—	—
Federal research and development credit	(465)	0.4	—	—	—	—
Meals and entertainment	262	(0.2)	350	(1.5)	206	(1.3)
Other	22	—	322	(1.3)	200	(1.2)

Income tax benefit / effective tax rate	$(8,278)	6.3%	$(3,955)	16.4%	$(23,112)	141.2%

The effective income tax rate was 6.3% for the year ended September 30, 2020 compared to 16.4% for the year ended September 30, 2019. The 2020 effective income tax rate was negatively impacted by non-deductible
costs related to the Company’s initial public offering that occurred in June 2020.

The components of the deferred tax assets and liabilities consisted of the following (in thousands):

	As of September 30,
	2020	2019
Deferred tax asset:
Federal net operating loss carryforwards	$23,389	$19,706
State loss carryforwards and other benefits	9,797	8,866
Inventory reserves	5,181	7,867
Warranty reserves	3,016	2,819
Legal reserves	365	451
Accrued expenses	7,876	7,407
Disallowed interest carryforward	12,019	9,222
Stock-based compensation	6,325	—
Federal research and development credit	465	—
Valuation allowance	(5,530)	(5,250)

Total deferred tax assets	62,903	51,088

Deferred tax liabilities:
Intangible assets — net	45,509	51,823
Property, plant and equipment	37,617	32,747
Indemnification receivable related to warranty reserves	1,037	521

Total deferred tax liabilities	84,163	85,091

Net deferred tax liability	$21,260	$34,003

At September 30, 2020, the Company has approximately $85.8 million (gross of tax) of net operating loss carryforwards for federal income tax purposes which begin to expire after 2031 and $27.9 million of net operating loss carryforwards for federal income tax purposes that have an indefinite carryforward period. Additionally, the Company has approximately $94.3 million of net operating loss carryforwards for state and local tax purposes, which expire in varying amounts beginning in 2021 and through 2038. The valuation allowance was determined in accordance with the provisions of ASC 740,
Income Taxes
, which requires that a valuation allowance be established and maintained when management’s analysis indicates it is “not more likely than not” that all or a portion of deferred tax assets will be realized. The valuation allowance for certain net deferred tax assets of $5.5 million and $5.3 million at September 30, 2020 and 2019, respectively, is attributable to the uncertainty as to the realization of state deferred tax assets related to Pennsylvania state tax loss carryforwards at certain U.S. subsidiaries of the Company (CPG International LLC and Scranton Products, Inc.). The activity in the valuation allowance consisted of the following (in thousands):

	As of September 30,
	2020	2019
Beginning balance	$5,250	$5,230
Expense	280	20

Ending balance	$5,530	$5,250

A reconciliation of the beginning and ending balances for liabilities associated with unrecognized tax benefits consisted of the following (in thousands):

	As of September 30,
	2020	2019
Beginning balance	$961	$924
Unrecognized tax benefits related to prior years	35	37

Ending balance	$996	$961

Unrecognized tax benefits of $0.5 million and $0.5 million are recorded as an offset to certain non-current
deferred tax assets at September 30, 2020 and 2019, respectively. The total liabilities associated with the unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate were $1.0 million and $1.0 million at September 30, 2020 and 2019, respectively. It is not anticipated that the balance of unrecognized tax benefits will change significantly over the next twelve months.
When applicable, the Company’s practice is to recognize interest and penalties related to uncertain income tax positions in income tax expense. For the years ended September 30, 2020, 2019 and 2018 the amounts recognized by the Company for interest and penalties were not material. The corresponding liability recorded in the Consolidated Balance Sheets as of September 30, 2020 and 2019 was also not material.
The Company and its subsidiaries file U.S. federal income tax returns. The Company and its subsidiaries’ federal income tax returns for tax years 2016 and beyond are open tax years subject to examination by the Internal Revenue Service (“IRS”). The Company also has net operating loss carry-forwards from prior to 2016, which are subject to examination upon future utilization of such losses. The Company and its subsidiaries also file income tax returns in various state jurisdictions, as appropriate, with varying statutes of limitation. These returns are not material to the consolidated income tax provision.
US Tax Reform Legislation
On December 22, 2017, the President of the United States signed into law H.R. 1, comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). Except for certain provisions, the Tax Act is effective for tax years beginning on or after January 1, 2018. As a fiscal year U.S. taxpayer, the majority of the provisions, such as new limitations on certain business deductions, including the limitation on the Company’s interest expense deduction, applied to the Company beginning in fiscal year 2019. For fiscal year 2018 and effective in the three months ended December 31, 2017, the most significant impact included: lowering of the U.S. federal corporate income tax rate and remeasuring certain net deferred tax assets and liabilities. The phase in of the lower corporate income tax rate resulted in a blended rate of 24.5% for fiscal year 2018, as compared to the previous rate of 35%. The tax rate was reduced to 21% in subsequent fiscal years. Because the Company has net operating loss carry-forwards and was not expected to owe federal tax in the fiscal year 2018 tax return, the remeasurement of deferred taxes and the annual effective tax rate for the period are calculated using the future federal tax rate of 21%. In the year ended September 30, 2018, the Company recorded a $22.5 million net income tax benefit for the remeasurement of certain deferred tax assets and liabilities. The Company’s effective tax rate was significantly impacted by the recognition of this remeasurement.
In December 2017, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”) which provided guidance on how companies should account for the tax effects related to the Tax Act. According to SAB 118, companies were to make a good faith effort to compute the impact of the Tax Act in a timely manner once the company obtained, prepared, and analyzed the information needed to complete their accounting requirements under ASC 740. The measurement period for SAB 118 ended December 22, 2018, and companies are now required to report the impact of the Tax Act using existing tax law and other sources of authority. The Company was able to record the impact of the Tax Act without using the measurement period provisions of the Tax Act. The material elements of the Tax Act are reflected in the rate reconciliation as final.

Certain law changes from the Tax Act require the Company to analyze new items including, but not limited to, limitations on interest deductions and accelerated cost recovery of fixed assets. The Company has made policy decisions as to how to account for the tax effects of these items, as required by authoritative regulatory guidance, and will continue to analyze the impact as additional authoritative and technical guidance is issued and finalized at the federal and state levels.
The Tax Act also revised the definition of “covered employees” who are subject to the $1.0 million limitation imposed on deductions for executive compensation paid by publicly-traded corporations. As a result, the limitation now applies to the chief executive officer, the chief financial officer, the three other highest compensated employees and any employee who was a covered employee for any taxable year beginning after 2016. The Tax Act also eliminated the exception to this rule for commission or performance-based compensation paid to these covered employees. This new provision generally does not apply to compensation paid pursuant to a written contract in effect on or before November 3, 2017 that is not materially modified or renewed. Based on this new provision, since the Company became publicly traded in June 2020, it is now required to adjust the Deferred Tax Asset related to future stock compensation deductions for amounts that it does not expect it will be able to deduct in the future. The Company will continue to analyze executive compensation in future periods and adjust the Deferred Tax Asset for limitations of estimated future compensation deductions as information becomes available.
The Company adopted ASU
No. 2016-16
, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory
, on October 1, 2019. The updated guidance requires companies to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Income tax effects of intra-entity transfers of inventory will continue to be deferred until the inventory has been sold to a third party. The adoption of this standard did not have a material impact on the Company’s Consolidated
Financial Statements.